UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

SOURCECORP, Incorporated (the “Company”) and SOURCECORP Management, L.P., an indirect wholly-owned subsidiary of the Company, have previously entered into employment agreements with each of Ed H. Bowman, Jr. (President and Chief Executive Officer), Thomas C. Walker (Chairman of the Board and Chief Development Officer), Ralph Burns (Vice President of Corporate Development), Stephen W. Davis (Chief Information Officer), David Delgado (Division President), Barry L. Edwards (Executive Vice President and Chief Financial Officer), Charles S. Gilbert (Senior Vice President, Secretary and General Counsel), Kerry D. Walbridge (Division President) and Ronald Zazworsky (Division President) (such employment agreements being referred to collectively as the “Employment Agreements”). A summary of the material provisions of the Employment Agreements is provided in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2005.

Effective November 2, 2005, the Company’s Compensation Committee recommended and effective November 3, 2005 and November 29, 2005 the Board approved and ratified certain modifications with respect to the Employment Agreements. On December 7, 2005, the Company and SOURCECORP Management, L.P. entered into amendments to the Employment Agreements with each of Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky that extended the expiration of their employment terms as follows:  (a) the expiration date of Mr. Bowman’s employment term was extended from December 31, 2009 to December 31, 2010 consistent with the automatic extension provision of such agreement, (which was not amended); (b) the expiration date of Mr. Walker’s employment term was extended from December 31, 2006 to December 31, 2007 consistent with the automatic extension provision of such agreement, (which was not amended), and (c) the expiration dates of the employment terms for each of Messrs. Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky were extended from December 31, 2005 to December 31, 2006.  Other than as described above, no modifications were made to the Employment Agreements.

The amendments to the Employment Agreements among the Company, SOURCECORP Management, L.P. and Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky are filed as Exhibits 10.1 through 10.9 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr.

10.2*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker

10.3*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns

Exhibit Number	Description of Exhibit

10.4*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis

10.5*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado

10.6*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards

10.7*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert

10.8*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge

10.9*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky

10.10*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.11*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.12*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.13*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.4 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.14*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.5 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.15*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.6 to the registrant’s

Exhibit Number	Description of Exhibit

Current Report on Form 8-K filed May 11, 2005)

10.16*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.7 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.17*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.9 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.18*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zozworsky effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.10 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.
Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated: December 7, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr.

10.2*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker

10.3*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns

10.4*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis

10.5*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado

10.6*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards

10.7*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert

10.8*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge

10.9*	Amendment to Amended and Restated Employment Agreement dated as of December 7, 2005 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky

10.10*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.11*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.12*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.13*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.4 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.14*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.5 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.15*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.6 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.16*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.7 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.17*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.9 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.18*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zozworsky effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.10 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

*Management contract or compensatory plan or arrangement.